SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2004.

                                  BioTime, Inc.
             (Exact name of registrant as specified in its charter)

         California                       1-12830               94-3127919
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                                935 Pardee Street
                           Berkeley, California 94710
                    (Address of principal executive offices)

                                 (510) 845-9535
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Numbers     Description
-------     -----------

99.1        Press Release dated August 13, 2004.

Item 12. Results of Operations and Financial Condition

      On August 13, 2004, BioTime, Inc. issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1, which, in its entirely, is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIOTIME, INC.

Date: August 13, 2004                      By /s/ Judith Segall
                                              -------------------------------
                                              Vice President - Operations
                                              Member, Office of the President


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

Exhibit
Numbers     Description
-------     -----------

99.1        Press Release dated August 13, 2004


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